SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 27, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-1)

                    Structured Asset Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                 333-35026-06                74-2440850
----------------------------      ------------            -------------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
     Of Incorporation)            File Number)            Identification No.)



           200 Vesey Street
          New York, New York                                    10285
          ------------------                                 ------------
    (Address of Principal Executive                           (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (212) 526-7000

                                   No Change
              --------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $511,214,974 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-AX, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 3-A, Class 3-AX, Class 3-AP, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-1 on January 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated January 26, 2001 (the "Prospectus Supplement") and the Supplement to the Prospectus Supplement, dated January 30, 2001, to file a copy of Amendment No.1 (as defined below) to the Trust Agreement (as defined below) filed hereto as Exhibit 99.1.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of January 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, First Union National Bank, as trustee (the "Trustee") and Wells Fargo Bank Minnesota, N.A, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-AX, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 3-A, Class 3-AX, Class 3-AP, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R.

     Amendment No. 1 to the Trust Agreement, dated as of February 1, 2001 ("Amendment No. 1"), among the Depositor, the Seller, the Securities Administrator, the Trustee and the Master Servicer, amends the Trust Agreement to permit Class B4, Class B5 and Class B6 to be issued pursuant to Regulation S of the Act.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits:


     99.1 Amendment No. 1 to the Trust Agreement, dated as of February 1, 2001, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, First Union National Bank, as trustee and Wells Fargo Bank Minnesota, N.A, as securities administrator

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                                  CORPORATION


                                               By: /s/ Ellen V. Kiernan
                                                   --------------------------
                                                   Name:  Ellen V. Kiernan
                                                   Title: Vice President


Dated:  March 6, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.      Description                                    Page No.
-----------      -----------                                    --------


99.1             Amendment No. 1 to the Trust Agreement